As filed with the Securities and Exchange Commission on July 25, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

THE TOCQUEVILLE TRUST
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

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☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

THE TOCQUEVILLE TRUST

The Tocqueville Fund

Dear Shareholder:

You are receiving this notice because you are a shareholder in The Tocqueville Fund (the “Fund”), which is a series of The Tocqueville Trust (the “Trust”). The Fund’s Board of Trustees is requesting your vote on a proposal regarding the Trust that will be presented to shareholders at a Special Meeting of Shareholders to be held on Friday, August 30, 2024 (together with any adjournments or postponements thereof, the “Meeting”). The Meeting will be held in a virtual format only. As a result, shareholders will not be able to attend the Meeting in person. We encourage you to read the Questions and Answers section at the beginning of the enclosed Proxy Statement as well as the entire Proxy Statement, which describes the proposal to be presented at the Meeting. At the Meeting, shareholders of the Fund will be asked to elect three (3) Trustees to serve on the Board of Trustees until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified (the “Proposal”).

Your vote is important to us. Please take a few minutes to review the enclosed Proxy Statement and complete, sign, date and return the enclosed proxy card(s), or vote your shares by internet or telephone, as described on the enclosed proxy card(s), unless you plan to attend the Meeting virtually. The Fund’s Board of Trustees has unanimously approved the Proposal and urges you to vote “FOR” the election of each Trustee nominee in the Proposal.

If you have any questions about the Proposal, please call U.S. Bank Global Fund Services at 1-800-697-3863.

Thank you for your response and we look forward to preserving your trust as a valued shareholder over the long-term.

Sincerely,

/s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt
Executive Chairman and President
The Tocqueville Trust

THE TOCQUEVILLE TRUST

THE TOCQUEVILLE FUND [TOCQX]

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on Friday, August 30, 2024

Notice is hereby given that a Special Meeting of Shareholders of The Tocqueville Fund (the “Fund”), which is a series of The Tocqueville Trust (the “Trust”), is scheduled to be held on Friday, August 30, 2024, at 10:00 a.m. Eastern Time (together with any adjournments or postponements thereof, the “Meeting”). The Meeting will be held in a virtual format only. As a result, shareholders will not be able to attend the Meeting in person. The Meeting is being held for the following purposes:

1.    To elect three (3) Trustees to the Board of Trustees.

2.    To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

THE BOARD OF TRUSTEES OF THE FUND, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH TRUSTEE NOMINEE IDENTIFIED IN THE PROPOSAL.

The Board of Trustees has fixed the close of business on July 1, 2024, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting.

Shareholders who do not expect to attend the Meeting virtually are urged to complete, sign and date the enclosed proxy card(s) and return it in the enclosed addressed envelope, which needs no postage if mailed in the United States, or to take advantage of the Internet or telephonic voting procedures described below or on the enclosed proxy card(s). Prompt return of the enclosed proxy card(s) (or voting by Internet or telephone) will help the Fund avoid the expenses of additional solicitations. If you wish to attend the Meeting virtually and vote your shares at that time, you will still be able to do so.

If you would like to attend the Meeting virtually, please send an email to the undersigned at ckotis@tocqueville.com. Please use the email subject line “Tocqueville Special Meeting,” and include in your email your full name along with your request for the instructions to attend the Meeting virtually. The dial-in instructions for the Meeting will be sent back to you, so that you may attend the Meeting virtually. Requests to attend the Meeting virtually must be received by the undersigned no later than 5:00 p.m. Eastern Time, on August 28, 2024.

In addition to authorizing a proxy to vote by mail, you may also authorize a proxy to vote your shares via the Internet or telephone, as follows:

To vote by the Internet:

(1)    Read the Proxy Statement and have the enclosed proxy card at hand.
(2)    Go to the website that appears on the enclosed proxy card.
(3)    Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

To vote by telephone:

(1)    Read the Proxy Statement and have the enclosed proxy card at hand.
(2)    Refer to the toll-free number that appears on the enclosed proxy card.
(3)    Follow the instructions.

We encourage you to authorize a proxy to vote your shares via the Internet using the control number that appears on your enclosed proxy card. Use of Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote. If you should have any questions about this Notice or the proxy materials, we encourage you to call U.S. Bank Global Fund Services at 1-800-697-3863.

By order of the Board of Trustees,

/s/ Cleo Kotis
Cleo Kotis
Secretary
The Tocqueville Trust

July 25, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, AUGUST 30, 2024.

The Notice of Special Meeting, Proxy Statement and Form of Proxy are available at www.proxyvote.com. For more information, shareholders may contact U.S. Bank Global Fund Services at 1-800-697-3863.

WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. AT THE MEETING OF SHAREHOLDERS, THE FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ENTITLED TO VOTE ARE REPRESENTED. IN THAT EVENT, THE MEETING MAY BE ADJOURNED AND THE TRUST, AT THE SHAREHOLDERS’ EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE TRUST TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1.    Individual Account. Sign your name exactly as it appears in the registration on the proxy card.

2.    Joint Account. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.    All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

QUESTIONS AND ANSWERS

Why am I receiving this Proxy Statement?

This Proxy Statement seeks your approval as a shareholder of The Tocqueville Fund (the “Fund”), which is a series of The Tocqueville Trust (the “Trust”), regarding the election of Trustees to the Board of Trustees (the “Board” or the “Trustees”) of the Trust. More specifically, shareholders of the Fund are being asked to consider and vote on a proposal to elect three (3) Trustees to the Board of the Trust (the “Proposal”). The current Trustees, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), have unanimously recommended that each proposed individual be submitted to the Trust’s shareholders for election at the Special Meeting of Shareholders scheduled to be held on Friday, August 30, 2024, at 10:00 a.m. Eastern Time (together with any adjournments or postponements thereof, the “Meeting”). The 1940 Act requires a certain percentage of the Trustees of the Trust to have been elected by shareholders and that such elections occur before the Board can appoint any new Trustee to fill vacancies or expand the Board. The Board recommends that you vote “FOR” approval of the Proposal in order to elect three (3) Trustees to the Trust’s Board, and to facilitate future compliance with the requirements of the 1940 Act. On July 1, 2024, you owned shares of beneficial interest (“Shares”) of the Fund and, as a result, have a right to vote on the Proposal.

What proposals am I being asked to vote on?

You are being asked to vote on the Proposal to elect three (3) Trustees: George Cooke, James W. Gerard, and Vincent Sellecchia (the “Nominees”) to the Trust’s Board. The Proxy Statement describes the Proposal in more detail.

Why am I being asked to elect Trustees?

The Trust and the Fund are governed by the Board. Although the Board can ordinarily appoint new trustees without a shareholder vote, the Board cannot do so if it no longer meets certain requirements under the 1940 Act. The incumbent Nominees, Messrs. Cooke and Gerard, who are not considered “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act (each, an “Independent Trustee”), currently serve as Independent Trustees on the Board. Mr. Cooke, who was initially appointed to serve on the Board in 2020, has not yet been elected by shareholders to serve on the Board. Mr. Gerard was most recently elected by shareholders to serve on the Board at the Special Meeting of Shareholders of the Fund held on

Monday, February 2, 2015 (the “2015 Special Meeting”). It is proposed that Executive Chairman and President, Mr. Robert W. Kleinschmidt, who is considered an “interested person” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act (an “Interested Trustee”), will resign his position as an Interested Trustee with the Trust, effective upon the election of Mr. Sellecchia by shareholders at the Meeting to serve on the Board as an Interested Trustee. Mr. Kleinschmidt was most recently elected by shareholders at the 2015 Special Meeting. For the avoidance of doubt, Mr. Kleinschmidt will remain Executive Chairman and President of the Trust, following his resignation as an Interested Trustee; provided, however, Mr. Sellecchia is elected by shareholders at the Meeting to serve on the Board as an Interested Trustee. Due to the proposed changes to the Board structure, a shareholder meeting is required to elect Messrs. Cooke and Sellecchia who were not previously elected by shareholders. Furthermore, electing all three Nominees would give the Board the additional flexibility in the future to appoint a limited number of additional new Trustees, if necessary, without incurring the costs of holding one or more shareholder meetings. The Board is recommending that shareholders of the Fund elect to the Board three Trustees, two who currently serve as Independent Trustees, and one who will serve as an Interested Trustee, if elected.

What role does the Board play?

The Trustees serve as your representatives. They are fiduciaries and have an obligation to serve the best interests of shareholders. The Trustees review the Fund’s performance, oversee the Fund’s activities and review contractual arrangements with companies that provide services to the Fund.

Do Trustees receive compensation for their services?

Each Independent Trustee receives compensation for his service on the Board. The Interested Trustees do not receive compensation for their service on the Board. The Proxy Statement provides details about each Nominee and compensation to be paid to the Independent Trustees.

Who is paying for my shareholder meeting and Proxy Statement?

The Fund will bear the costs, fees and expenses incurred in connection with the Proxy Statement. Tocqueville Asset Management L.P. (the “Advisor”) has contractually agreed to limit certain expenses of the Fund as part of an expense limitation agreement with the Fund. As a result, to the extent that such agreement applies to the Fund, the Advisor will indirectly pay the proxy costs incurred by the Fund.

Who is eligible to vote?

Any person who owned Shares of the Fund on July 1, 2024 (the “Record Date”).

What is the required vote?

The proposal to elect three (3) Trustees to the Board requires the affirmative vote of a plurality of the Shares voted at the Meeting in person or by proxy.

How does the Board suggest I vote in connection with the Proposal?

After careful consideration, the Board unanimously recommends that you vote “FOR” the approval of the Proposal.

How do I vote my Shares?

You can vote in any of the following ways:

Internet: Have your proxy card available. Vote on the Internet by accessing the website address on your proxy card. Enter your control number from your proxy card. Follow the instructions found on the website;

Telephone: Have your proxy card available. You may vote by telephone by calling the number on your proxy card. Enter the control number on the proxy card and follow the instructions provided (A confirmation of your telephone vote will be mailed to you.); or

Mail: Vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.

When and where will the Meeting be held?

The Meeting will be held on August 30, 2024, at 10:00 a.m. Eastern Time. The Meeting will be held in a virtual meeting format only. Shareholders will not be able to attend the Meeting in person. If you owned Shares as of the Record Date and wish to participate in the Meeting, you must email Ms. Cleo Kotis, Secretary of the Trust, at ckotis@tocqueville.com, in order to register to attend the Meeting, obtain the credentials to access the Meeting and verify that you were a shareholder on the Record Date. Please use the email subject line “Tocqueville Special Meeting,” and include in your email your full name along with your request for the instructions to attend the Meeting virtually. If you are a record owner of Shares, please have the control number on your proxy card available when you call or include it in your email. You may vote during the Meeting by following the instructions that will be provided during the Meeting. If you hold your Shares through an intermediary as of the Record Date and wish to attend, but not vote at, the Meeting, you must verify to Ms. Kotis that you owned Shares as of the Record Date through an account statement or some other similar means. Requests to attend the Meeting virtually must be received by Ms. Kotis no later than 5:00 p.m. Eastern Time, on August 28, 2024.

Whom should I call for more information about the Proxy Statement?

For more information regarding the Proxy Statement for the Meeting, please call U.S. Bank Global Fund Services at 1-800-697-3863.

July 25, 2024

THE TOCQUEVILLE TRUST

THE TOCQUEVILLE FUND [TOCQX]

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

SPECIAL MEETING OF SHAREHOLDERS
To be held on Friday, August 30, 2024

PROXY STATEMENT

This is a Proxy Statement for The Tocqueville Fund (the “Fund”), which is a series of The Tocqueville Trust (the “Trust”). Proxies for a Special Meeting of Shareholders of the Fund are being solicited by the Board of Trustees (the “Board,” “Board of Trustees” or the “Trustees”) of the Trust to approve a proposal that has already been approved by the Board.

The Special Meeting of Shareholders will be held virtually on Friday, August 30, 2024, at 10:00 a.m. Eastern Time (together with any adjournments or postponements thereof, the “Meeting”). As noted, shareholders will not be able to attend the Meeting in person.

At the Meeting, shareholders of the Fund will be asked:

1.    To elect three (3) Trustees to the Board of Trustees.

2.    To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of the Fund’s shares of beneficial interest (“Shares”) will be voted “FOR” the Proposal. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person (virtually), or by written notice to the Secretary of the Trust (addressed to the Secretary, The Tocqueville Trust, 40 West 57th Street, 19th Floor, New York, New York 10019).

However, attendance at the Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein. If you hold Fund shares through a financial intermediary, please consult your financial intermediary regarding your ability to revoke voting instructions.

Only shareholders or their duly appointed proxy holders can attend the Meeting and any adjournment or postponement thereof. Photographic identification and proof of ownership will be required for virtual admission to the Meeting. Please email Ms. Cleo Kotis, Secretary of the Trust, at ckotis@tocqueville.com, in order to register to attend the Meeting, obtain the credentials to access the Meeting and verify that you were a shareholder on the Record Date. Requests to attend the Meeting virtually must be received by Ms. Kotis no later than 5:00 p.m. Eastern Time, on August 28, 2024. If a broker or other nominee holds your Shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the Shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The record date for determining shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof has been fixed at the close of business on July 1, 2024 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each full Share, and a proportionate fractional vote for each fractional Share, registered in his or her name. As of the Record Date, there were 10,144,848.025 Shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $478,355,933.29 of the Fund.

You should read the entire Proxy Statement before voting. If you have any questions, please call U.S. Bank Global Fund Services at 1-800-697-3863. The Proxy Statement, Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about July 25, 2024.

The most recent Annual and Semi-Annual Reports for the Fund, including financial statements, previously have been furnished to shareholders. If you would like to receive additional copies of these reports free of charge, please write to The Tocqueville Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or call toll-free at 1-800-697-3863. The reports also are available on the Fund’s website at http://www.tocqueville.com/mutual-funds and the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

PROPOSAL: ELECTION OF TRUSTEES FOR THE TRUST

The proposal relates to the election of three (3) Trustees to the Trust’s Board. At a meeting on July 22, 2024, the Board approved the nomination of three individuals (each a “Nominee,” and collectively, the “Nominees”) for election as Trustees of the Trust. Shareholders are asked to elect the Nominees as Trustees, effective Friday, August 30, 2024 or upon shareholder approval, whichever is later, to hold office until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified.

The Nominees include George Cooke, James W, Gerard, and Vincent Sellecchia. Each Nominee, with the exception of Mr. Sellecchia, are independent or disinterested persons, which means they are not an “interested person” of the Trust, as defined in the 1940 Act. Such individuals are commonly referred to as “Independent Trustees.” Mr. Sellecchia, if elected, would serve as an “Interested Trustee.”

The Trust’s Governance and Nominating Committee, which consists solely of Independent Trustees, considered recommendations for Trustees nominees, and considered the qualifications, experience and background of each of the Nominees. Based upon this review, the Governance and Nominating Committee recommended each Nominee to the Trust’s Board as a candidate for nomination as an Independent Trustee or Interested Trustee. After discussion and consideration of the matter, the Board voted to nominate the Nominees for election by shareholders. Each Nominee has consented to serve as a Trustee and to being named in this Proxy Statement.

Information about the Nominees

The Trustee Nominees and their backgrounds are shown on the following pages. This information includes each Trustee Nominee’s name, age, principal occupation(s) during the past five years and other information about the Trustee Nominee’s professional background, including other directorships the Trustee Nominee holds.

Trustee Nominees

Name, Position(s) Address(1) and Age	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Trustee(3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INDEPENDENT TRUSTEE NOMINEES(4)
James W. Gerard Trustee, Chairman of the Audit Committee, Member of the Governance and Nominating Committee Year of Birth: 1961	Indefinite Term, Since 2001	1	Managing Director, Hycroft Advisors, January 2010 – present; Managing Director, deVisscher & Co., LLC, January 2013 – present; The Chart Group, January 2001 – present.	President, American Overseas Memorial Day Association, 1998 – present; Trustee, Salisbury School, 2005 – present; Director, American Friends of Bleraucourt, 1992 – present; President, Little Baby Face Foundation.

George Cooke Trustee, Member of the Audit Committee, Member of the Governance and Nominating Committee Year of Birth: 1952	Indefinite Term, Since 2020	1	Financial Services Consultant, George Cooke Consulting, November 2020 - present; Business Development, Tocqueville Capital Management, June 2015 - April 2020.	None.
INTERESTED TRUSTEE NOMINEE(5)
Vincent Sellecchia Year of Birth: 1952	N/A	N/A	Retired. Former Vice Chairman of Tocqueville Management Corporation, from February 2019 to May 2024.	None.

__________
(1)    Address: 40 West 57th Street, 19th Floor, New York, New York, 10019, unless otherwise noted.
(2)    Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.
(3)    The Fund Complex is comprised of a single series of the Trust, The Tocqueville Fund.
(4)    Trustees who are not considered to be “interested persons” of the Trust, as defined in the 1940 Act, are considered to be “Independent Trustees.”
(5)    Trustees who are considered to be “interested persons” of the Trust, as defined in the 1940 Act, are considered to be “Interested Trustees.” Mr. Sellecchia is considered an “interested person” because of his affiliation with the Advisor and its affiliates.

Additional Information about the Board of Trustees and Trustee Nominees

The Role of the Board

The Board oversees the management and operations of the Trust. Like most mutual funds, the day-to-day management and operation of the Fund is performed by various service providers to the Trust, such as the Trust’s Advisor, Distributor, Custodian, and Sub-Administrator.

The Board has appointed senior employees of the Advisor as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives quarterly reports from these officers and the Trust’s service providers regarding the Trust’s operations and more frequent reporting of issues identified by the officers as appropriate for immediate Board attention. The Advisor provides periodic updates to the Board regarding general market conditions and the impact that these market conditions may have on the Fund. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. The Board also holds special meetings when necessary and from time to time one or more members of the Board may also consult with management in less formal settings, between scheduled “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established two standing committees, an Audit Committee and a Governance and Nominating Committee. Currently, two-thirds of the members of the Board are Independent Trustees and each of the Audit and Governance and Nominating Committees is comprised entirely of Independent Trustees. The Independent Trustees help identify matters for consideration by the Board. The Board reviews its structure annually. The Board has also determined that the function and composition of the Audit and Governance and Nominating Committees are appropriate means to provide effective oversight on behalf of Trust shareholders and address any potential conflicts of interest that may arise in the operation of the Fund.

Board Oversight of Risk Management

The Board oversees various elements of risk relevant to the business of the Trust. Risk is a broad category that covers many areas, including, without limitation, financial and investment risk, compliance risk, business and operational risk and personnel risk. The Board and its Committees receive and review various reports on such risk matters and discuss the results with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the Audit Committee meets regularly with the Treasurer and the Trust’s independent public accounting firm and, when appropriate, with other personnel of the Advisor to discuss, among other things, the internal control structure of the Trust’s financial reporting function as well as other accounting issues. The Independent Trustees meet at least quarterly with the Chief Compliance Officer to discuss compliance risks relating to the Trust, the Advisor and the other service providers. In addition, one of the Independent Trustees is a member of the Trust’s Valuation Committee and Liquidity Risk Management Program Administrator Committee. The full Board receives reports from the Advisor as to investment risks as well as other risks. The full Board also receives reports from the Audit Committee regarding the risks discussed during the committee meetings. Further, the Board discusses operational and administrative risk issues with the officers of the Trust who are also senior personnel of the Advisor.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees/Nominees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their service as a Trustee of the Trust in light of the Trust’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, most of the Trustees/Nominees have served on boards for organizations other than the Trust, and have served on the Board for a number of years. They therefore have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust and have demonstrated a commitment to discharging oversight duties as trustees in the interests of shareholders. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed. In conducting its most recent annual self-assessment, the Board has determined that the incumbent Trustees, Messrs. Cooke and Gerard, have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

In addition to the information provided in the charts above, certain additional information regarding the Trustees/Nominees and their Trustee Attributes is provided below. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to shareholder interests.

Mr. Cooke is an experienced professional with knowledge of financial, investment and regulatory matters through his previous position as a Managing Director, European Equity Sales at Merrill Lynch, as well as from his prior positions as Head of European Equity sales and sales-trading at BNP Paribas and Helvea Inc. In addition, Mr. Cooke is a retired chartered accountant and stockbroker, with over 39 years of experience in the financial services industry. Mr. Cooke also serves as a member of the Trust’s Audit Committee and the Governance and Nominating Committee.

Mr. Gerard is experienced with financial, investment and regulatory matters through his position as a Managing Director of deVisscher & Co., LLC, as well as from his prior position as the Principal at Juniper Capital Group, LLC. Mr. Gerard has experience serving on the boards of numerous nonprofit organizations and in serving on these boards, Mr. Gerard has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Gerard has over 23 years of experience on the Board and therefore understands the regulation, management and oversight of mutual funds. Mr. Gerard also serves as the Audit Committee Chairman and an Audit Committee Financial Expert for the Trust, and is the Trustee representative of the Trust’s Valuation Committee and Liquidity Risk Management Program Administrator Committee.

Mr. Sellecchia was the Vice Chairman of Tocqueville Management Corporation, the general partner of Tocqueville Asset Management L.P. from February 2019 through May 2024. Mr. Sellecchia joined Tocqueville in 2009 and was a Senior Portfolio Manager, managing discretionary and advisory portfolios for individual and institutional accounts, as well as a co-lead manager of the Delafield Fund and the Tocqueville Select Fund, until his retirement in 2022. Prior to joining Tocqueville in 2009, Mr. Sellecchia was the Chief Operating Officer of Delafield Asset Management Inc. The Delafield team joined Reich & Tang Asset Management, LLC in 1991 and later became a division of the firm in 1997, where Mr. Sellecchia became a Managing Director. He joined Delafield Asset Management Inc. in 1980, the year it was founded, and was with the research team at Gabelli & Co. prior to that. Mr. Sellecchia started his investment career as an investment analyst at Irving Trust & Co. in 1976. Mr. Sellecchia earned a B.A. from Boston College and an M.B.A. from New York University.

Board Committees

The Board has an Audit Committee that meets at least annually to select, oversee and set the compensation of the Trust’s independent registered public accounting firm (the “accountants”). The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the accountants for the Trust and for pre-approving certain non-audit services performed by the accountants for the Advisor and certain control persons of the Advisor. The Audit Committee also meets with the Trust’s accountants to review the Trust’s financial statements and to report on its findings to the Board, and to provide the accountants the opportunity to report on various other matters. The Audit Committee also acts as the Trust’s qualified legal compliance committee. The members of the Audit Committee are James W. Gerard and George Cooke. Mr. Gerard serves as Chairman of the Audit Committee, and the Board has determined that Mr. Gerard qualifies and is designated as an “audit committee financial expert,” as defined in Item 401(h) of Regulation S-K promulgated by the SEC. The Audit Committee met two times during the fiscal year ended October 31, 2023. The Board has adopted a written charter for its Audit Committee, which is attached as Exhibit A.

The Board has a Governance and Nominating Committee comprised of James W. Gerard and George Cooke to whose discretion the selection and nomination of trustees who are not “interested persons,” as defined in the 1940 Act, of the Trust is committed. The Governance and Nominating Committee met once during the fiscal year ended October 31, 2023, and most recently on July 22, 2024. This Committee will consider any candidate for Trustee recommended by a current shareholder if the Committee is required by law to do so. The Trustees and officers and their principal occupations are noted below. The mailing address for each Trustee and officer is 40 West 57th Street, 19th Floor, New York, NY 10019. The Board has adopted a written charter for its Governance and Nominating Committee, which is attached as Exhibit B.

Share Ownership of the Advisor, Distributor or Affiliates

As of June 30, 2024, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Advisor, Tocqueville Securities, L.P., the Fund’s distributor (the “Distributor”), or an affiliate of the Advisor or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Advisor, the Distributor or any affiliate thereof was a party.

Share Ownership of the Fund

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Fund*
Independent Trustee Nominees
George Cooke	E
James W. Gerard	E
Interested Trustee Nominee
Vincent Sellecchia	E
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* Key to Dollar Ranges:
A. None
B. $1 – $10,000
C. $10,001 – $50,000
D. $50,001 – $100,000
E. Over $100,000

Trustee and Officer Compensation

The Trust does not pay remuneration to any officer of the Trust. For the fiscal year ended October 31, 2023, the Trust paid the Independent Trustees (including an Independent Trustee who has since resigned) an aggregate of $164,000. Each Independent Trustee received $10,000 per Board meeting attended in person or via telephone, $3,000 per special Board meeting attended and $2,500 per Audit Committee meeting attended in person or via telephone. James W. Gerard was paid an additional $2,500 per quarter for serving as the Audit Committee Chairman, and serving on the Trust’s Valuation Committee and Liquidity Risk Management Program Administrator Committee. See the Compensation Table.

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees
George Cooke, Independent Trustee	$45,000	$0	$0	$45,000
James W. Gerard, Independent Trustee	$65,000	$0	$0	$65,000
Vincent Sellecchia	$ N/A	$ N/A	$ N/A	$ N/A

Interested Trustee/Officers

Name, Position(s) Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years
Robert W. Kleinschmidt Executive Chairman, President and Interested Trustee Year of Birth: 1949	Indefinite Term, Executive Chairman since 2024, and President and Interested Trustee Since 1991	Chief Executive Officer, President and Chief Investment Officer, Tocqueville Asset Management; Director, Tocqueville Management Corporation, General Partner, Tocqueville Asset Management L.P. and Tocqueville Securities L.P., January 1994 – present.

Name, Position(s) Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years
Jeff Zatkowsky Treasurer Year of Birth: 1970	Indefinite Term, Since 2021	Controller / Treasurer of Tocqueville Asset Management from February 2021 to present; CFO, SMT Financial Corp., December 2019 – February 2021; Controller, Summit Financial Corp., August 2014 - November 2019.

Stephan Yevak Anti-Money Laundering Compliance Officer Year of Birth: 1959	Indefinite Term, Since 2018	Deputy Chief Compliance Officer, Tocqueville Securities, L.P. and Tocqueville Asset Management, August 2011 - present; Anti-Money Laundering Compliance Officer to both entities March 2018 - present.
Cleo Kotis Secretary Year of Birth: 1975	Indefinite Term, Since 2010	Director of Human Resources of Tocqueville Management Corp. from January 2018 to present; Director of Office Services of Tocqueville Asset Management from June 2015 to present; Operations Director of the Tocqueville-Delafield Group from September 2009 to December 2022.

Charles Martin Chief Compliance Office Year of Birth: 1988	Indefinite Term, Since 2020	Managing Director, Vigilant LLC, 2012 – present.
__________
(1)    Address: 40 West 57th Street, 19th Floor, New York, New York, 10019, unless otherwise noted.

(2)    Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

Quorum and Voting

Each holder of a whole Share shall be entitled to one vote for each such whole Share, and each holder of a fractional Share shall be entitled to a proportionate fractional vote for each such fractional Share, held in such shareholder’s name. As of the Record Date, there were 10,144,848.025 Shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $478,355,933.29 of the Fund.

If you are not the owner of record, but your Shares are instead held for your benefit by a financial intermediary such as a retirement plan service provider, broker-dealer, bank trust department, insurance company or other financial intermediary, that financial intermediary may request that you instruct it how to vote the Shares you beneficially own. Your financial intermediary will provide you with additional information.

If you hold Shares of the Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your Shares. At the Meeting, a service agent will vote Shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s Shares should be voted on a proposal may be deemed to authorize a service provider to vote such Shares in favor of the applicable proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote Shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such Shares in the same proportion as those Shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

Shareholders of the Trust will vote collectively on the election of the Trustee Nominees. The presence in person or by proxy of a majority of the Trust’s Shares that are entitled to vote constitutes a quorum. The Trustee Nominees must receive a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists, which means that the three (3) Trustee Nominees receiving the highest number of affirmative votes cast at the Meeting will be elected. In the event that the necessary quorum to transact business is not obtained at the Meeting with respect to the Fund, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Shares of the Fund, present in person or by proxy at the Meeting. The persons named as proxies will vote the proxies (including broker non-votes and abstentions) in favor of adjournment if they determine additional solicitation is warranted and in the interests of shareholders of the Fund.

“Broker non-votes” are Shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to the Proposal because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and “broker non-votes” are treated as Shares that are present, but will not be voted for or against any adjournment or the Proposal. Abstentions and “broker non-votes” will not be counted in favor of, but will have no other effect on, the Proposal, for which the required vote is a plurality (the greatest number) of the votes cast.

The Board of Trustees, including all of the Independent Trustees, recommends that shareholders of the Fund vote “FOR” each Trustee Nominee identified in the Proposal.

ADDITIONAL INFORMATION

Fund Service Providers

Investment Adviser and Administrator

Tocqueville Asset Management L.P., with principal offices at 40 West 57th Street, 19th Floor, New York, New York 10019, serves as the investment adviser of the Fund pursuant to an investment advisory agreement and serves as the administrator for the Fund pursuant to an administration agreement.

Distributor

Tocqueville Securities L.P. (the “Distributor”), with principal offices at 40 West 57th Street, 19th Floor, New York, New York 10019, serves as the Distributor of the Fund’s Shares pursuant to a distribution agreement.

Sub-administrator

U.S. Bancorp Fund Services, LLC, with principal offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the sub-administrator for the Fund pursuant to a sub-administration agreement. USBFS also serves as the

Fund’s transfer agent and dividend paying agent and provides the Fund with certain fulfilment, accounting and other services.

Custodian

U.S. Bank National Association, with principal offices at 1555 NorthRiver Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Fund’s assets pursuant to a custody agreement.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd. (“Cohen”), 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for the Fund. Cohen provides audit services, tax return review and assistance and consultation in connection with review of SEC filings. Representatives of Cohen are not expected to be present at the Meeting.

The following tables set forth, for the Trust’s two most recent fiscal years, the fees billed by Cohen for (a) all audit and non-audit services provided directly to the Trust and (b) those non-audit services provided to the Advisor and any entity controlling, controlled by or under common control with the Advisor that relate directly to the Fund’s operations and financial reporting:

Fiscal Year Ended	Audit Fees	Audit – Related Fees	Tax Fees	All Other Fees
October 31, 2023	$22,000	$0	$4,500	$0
October 31, 2022	$37,175	$0	$12,750	$0

The Trust has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” were not provided by the principal accountant.”

Pre-Approval Policies and Procedures

The Trust’s Audit Committee Charter provides that the Audit Committee (comprised of the Independent Trustees of the Trust) is responsible for pre-

approval of all auditing services performed for the Trust. The Audit Committee report to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimis exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder) of all non-auditing services performed for the Trust or for any service affiliate of the Trust. The Trust’s Audit Committee pre-approved all fees described above which Cohen billed to the Fund.

Share Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

As of the Record Date, the officers and Trustees, as a group, owned beneficially less than 1% of the Shares of the Fund.

As of the Record Date, the following shareholders owned of record or beneficially 5% or more of the Fund’s Shares:

Name and Address	% of Shares	Nature of Ownership(1)
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	42.76%	Record
National Financial Services Corp. FBO Exclusive Benefit of Our Customers 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	10.26%	Record
Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	9.09%	Record
__________
(1)    “Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e., “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, i.e., “Jane Doe Shareholder.”

Expenses and Proxy Solicitation

The cost of preparing, mailing, and assembling material in connection with this solicitation of proxies will be borne by the Fund. The Fund has engaged Broadridge Financial Solutions, Inc., a professional proxy solicitation firm, to serve as the proxy soliciting and tabulation agent for the Meeting and estimates such fees to be approximately $25,000. In addition to the use of the mail, proxies may be solicited personally by officers of the Fund or by regular employees of the Advisor. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in connection therewith.

Shareholder Communications

Shareholders wishing to communicate with the Board or individual Trustees should send such correspondence to the Fund’s Secretary at The Tocqueville Trust, 40 W. 57th St., 19th Floor, New York, New York 10019.

Shareholder Proposals for Subsequent Meetings

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders if, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Fund, shareholders should send such proposals to the Fund’s Secretary at The Tocqueville Trust, 40 W. 57th St., 19th Floor, New York, New York 10019. Any such proposal must be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will be provided to Board members for their consideration but not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

Householding

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings benefits the Fund through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should contact the Fund’s transfer agent, USBFS, at 1-800-697-3863 or notify the

Fund’s transfer agent in writing at The Tocqueville Trust, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Other Matters To Come Before The Meeting

The Board of Trustees is not aware of any matters that will be presented for action at the Meeting other than the matters described in this Proxy Statement. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the Shares represented by such proxy the discretionary authority to vote the Shares as to any other matters in accordance with their best judgment in the interest of the Trust and/or Fund.

Please complete, sign and return the enclosed proxy card(s) or vote by Internet or telephone promptly. No postage is required if you mail your proxy card(s) in the United States.

By order of the Board of Trustees,

/s/ Cleo Kotis
Cleo Kotis
Secretary
The Tocqueville Trust

Exhibit A

AUDIT COMMITTEE CHARTER

1.    The Audit Committee of the Board of Trustees of The Tocqueville Trust (the “Trust”) shall be composed entirely of independent trustees, each of whom shall have no relationship to the Trust or its investment adviser (the “Adviser”), administrator or custodian that may interfere with the exercise of his or her independence from management and the Trust. Membership of the Audit Committee shall be determined by the full Board from time to time at its sole discretion.

2.    The Audit Committee shall meet at least once a year and is empowered to hold special meetings as circumstances require.

3.    The purposes of the Audit Committee are to:

(a)    assist the Board in its oversight of the Trust’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers;

(b)    assist the Board in its oversight of the quality and objectivity of the Trust’s financial statements and the independent audit thereof;

(c)    select, oversee and set the compensation of the Trust’s independent auditor (the “Auditor”) and to act as liaison between the Auditor and the full Board of Trustees.

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal controls, and the Auditor’s responsibility to plan and carry out the audit in accordance with auditing standards generally accepted in the United States. The Auditor is ultimately responsible to the Board of Trustees and the Audit Committee, as representatives of the shareholders.

4.    The Auditor shall report directly to the Audit Committee.

5.    To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)    Selection of Auditor.

(i)    The Audit Committee shall select the Auditor and shall recommend the selection, retention or termination of the Auditor to the full Board and, in connection therewith, shall evaluate the independence of the Auditor, including whether the Auditor provides any consulting, auditing or non-audit services to the Adviser or its affiliates. The Audit Committee shall review the Auditor’s specific representations as to its independence.

(ii)    The Audit Committee shall review and approve the fees charged by the Auditor for audit and non-audit services in accordance with the pre-approval requirements set forth in (d) below. The Trust shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Trust.

(b)    Meetings With Auditors.

The Audit Committee shall meet with the Auditor, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, all critical accounting policies and practices to be used; (iii) to discuss any matters of concern relating to the Trust’s financial statements, including (a) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor; (iv) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, any material written communication between the Auditor and management such as any management letter or schedule of unadjusted differences; (v) to provide the Auditor the opportunity to report all non-audit services provided to any entity in the “investment company complex”1 that were not pre-approved by the Audit Committee; (vi) in accordance with Statement of Auditing Standards No. 114, as amended, to consider the auditors’ comments with respect to the Trust’s financial policies,
1 Investment Company Complex” means the Trust, the Adviser and any entity controlled by, controlling or under common control with the Adviser if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Trust or Adviser.

procedures and internal accounting controls and responses thereto by the Trust’s officers; (vii) to review the form of written opinion the Auditor proposes to render to the Board and shareholders of the Trust; and (viii) to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.

(c)    Change in Accounting Principles.

The Audit Committee shall consider the effect upon the Trust of any changes in accounting principles or practices proposed by the Auditor or the Trust’s officers.

(d)    Pre-Approval Requirements.

(i)    Pre-Approval Requirements. Before the Auditor is engaged by the Trust to render audit or non-audit services, either:

(A)    The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to the Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The decisions of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at each of its scheduled meetings; or

(B)    The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter.

(ii)    De Minimis Exceptions to Pre-Approval Requirements. Pre- Approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non- audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

(iii)    Pre-Approval of Non-Audit Services Provided to the Adviser and Certain Control Persons. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (a) the Adviser and (b) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust, if the Auditor’s engagement with the Adviser or any such control persons relates directly to the operations and financial reporting of the Trust.

Application of De Minimis Exception. The De Minimis exception set forth above under Section 5(d)(ii) applies to pre-approvals under this Section (iii) as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the Auditor by the Trust and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

(iv)    The pre-approval requirements set forth above are optional to the extent that any engagement is entered into with the Auditor prior to May 6, 2003 (the effective date of the Securities and Exchange Commission (“SEC”) regulations establishing such requirements).2 Engagements entered into prior to May 6, 2003, are subject to any limitations set forth in the transition and grandfathering provisions in the SEC rules.

(e)    Prohibited Activities of the Auditor. An auditor who is performing the audit for the Trust may not perform contemporaneously (during the audit and professional engagement period) the following non-audit services for the Trust:

(1)    bookkeeping or other services related to the accounting records or financial statements of the Trust;
2 The final rules adopted by the Securities and Exchange Commission relating to pre-approval requirements are set forth in Strengthening the Commission’s Requirements Regarding Auditor Independence, Release No. IC-25915 (Jan. 28, 2003).

(2)    financial information systems design and implementation;

(3)    appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)    actuarial services;

(5)    internal audit outsourcing services;

(6)    management functions or human resources;

(7)    broker or dealer, investment adviser, or investment banking services;

(8)    legal services and expert services unrelated to the audit; and

(9)    any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(f)    Investigate improprieties or suspected improprieties in Trust operations.

(g)    Report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

6.    The Audit Committee shall have the opportunity to meet with the Treasurer of the Trust and with personnel of the Adviser.

7.    The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust.

8.    The Audit Committee shall review this Charter on an annual basis and recommend any changes to the full Board of Trustees.

Dated: March 20, 2003, as amended on December 14, 2023

Exhibit B

GOVERNANCE & NOMINATING COMMITTEE CHARTER

I.    Organization and Operation.

1. The Governance and Nominating Committee (the “Committee”) is a committee of, and established by, the Board of Trustees of the Trust (the “Board”). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of “independent trustees.” For purposes of this Charter, independent trustees shall mean trustees who are not interested persons of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

2. Committee meetings shall be held in accordance with the Trust’s Bylaws as and when the Committee or the Board determines necessary or appropriate. Except as may be otherwise set forth in the Trust’s Bylaws, the chairman, a co-chairman or any two members of the Committee may set the time and place of its meeting unless the Board shall otherwise provide.

3. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person, by telephone, or other communication method by means of which all persons participating in the meeting can hear each other at the same time.

II.    Board Nominations and Functions.

1. The Committee shall make recommendations for nominations for independent trustee membership on the Board to: (a) the incumbent independent trustee members, if all independent trustees do not currently serve on the Committee, and (b) the full Board. The selection and nomination of independent trustees shall be committed solely to the discretion of the independent trustees. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Fund’s investment adviser and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment advisers or service providers.

2. The Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

3. The Committee may, but shall not be required to, adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership. The Committee shall comply with any rules adopted from time to time by the Securities and Exchange Commission, and any applicable state and other laws, regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if the Committee is required by law to do so. Any such recommendations must be submitted in writing and addressed to the Committee at the Trust’s offices. The Committee’s policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders, is attached hereto as Appendix A.

III.    Committee Nominations and Functions.

1. The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

IV.    Governance Responsibilities and Functions.

The board has adopted Board of Trustees Policies attached hereto as Appendix B. This Charter is to be read in conjunction with these Board Policies and the Committee shall carry out its responsibilities hereunder consistent with such Board Policies.

1. The Committee shall review, as it deems necessary, and make recommendations with regard to tenure of the trustees, including any term limits, limits on the number of boards (or committees) on which a trustee may sit, and normal retirement age. The Committee shall make any recommendations to the Board.

2. The Committee shall review the compensation of the Board and committee members and make any recommendations to the independent trustees in connection with their annual consideration of Board compensation set forth in the Board of Trustees Policies. To the extent all of the independent trustees are serving on the Committee, the Committee is not required to conduct a separate review of the Board compensation apart from the annual review set forth in the Board of Trustees Policies.

3. The Committee shall oversee the selection of independent legal counsel and monitor its continued performance. The independent trustees are responsible for selecting their counsel and determining whether such counsel qualifies as “independent legal counsel” pursuant to Rule 0-1(6) of the 1940 Act.

4. The Committee shall develop and recommend to the Board for its approval, an annual Board self-assessment process. The Committee shall oversee the annual self-assessment in accordance with the Board of Trustees Policies.

5. The Committee shall receive reports from its members as to matters of regulatory news, industry developments or matters of interest learned through such member’s participation in industry forums, conferences or other programs in the nature of continuing education. The Committee shall encourage its members to attend such continuing education programs and will attempt to provide its members with a list of upcoming programs on a regular basis to the extent not provided by another fund service provider.

6. The Committee shall have such further responsibilities as are given to it from time to time by the Board. The Committee shall consult, as often as it deems appropriate, with management and counsel to the Trust and to the independent trustees as to legal or regulatory developments affecting their responsibilities.

V.    Other Powers and Responsibilities.

1. The Committee may invite members of management, the Trust’s Chief Compliance Officer, counsel, advisors and others to attend its meetings and may have separate sessions with management and others, as it deems appropriate.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain and compensate special counsel and other experts or consultants, and a third-party search firm to identify potential candidates, as the Committee deems necessary, at the expense of the Trust, or its series, as appropriate.

3. The Committee may delegate any portion of its authority to a subcommittee of one or more members. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4. The Committee shall review this Charter at least annually and recommend any changes to the Board.

Dated: March 18, 2004, as amended on March 17, 2005, September 14, 2006, March 12, 2009, and March 13, 2014

APPENDIX A

GOVERNANCE & NOMINATING COMMITTEE POLICY REGARDING SELECTION OF TRUSTEE NOMINEES

When a vacancy on the Board exists or is anticipated, or when the Committee deems it desirable to select a new or additional trustee, the Committee will consider any candidate for trustee recommended by a current shareholder if the Committee is required by law to do so. Any such recommendation must contain sufficient background information concerning the candidate to enable the Committee to make a proper judgment as to the candidate’s qualifications. The Committee, however, will not be required to solicit recommendations from the Trust’s shareholders.

The Committee has not established specific, minimum qualifications that must be met by an individual for the Committee to recommend that individual for nomination as a trustee. In seeking candidates to consider for nomination to fill a vacancy on the Board, or when the Committee deems it desirable to select a new or additional trustee, the Committee expects to seek referrals from a variety of sources, including current trustees, management of the Trust and counsel to the Trust. The Committee may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates.

In evaluating candidates for a position on the Board, the Committee considers a variety of factors, including, as appropriate:

(i) the candidate’s knowledge in matters relating to the mutual fund industry;

(ii) any experience possessed by the candidate as a director or senior officer of public companies;

(iii) the candidate’s educational background;

(iv) the candidate’s reputation for high ethical standards and personal and professional integrity;

(v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

(vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and
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commitment to attend meetings regularly and work collaboratively with other members of the Board;

(vii) the candidate’s ability to qualify as an independent trustee for purposes of the 1940 Act, the candidate’s independence from the Trust’s service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest;

(viii) the candidate’s age relative to any Trust’s age limitation on nominations; and

(ix) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).

Prior to making a final recommendation to the Board, the Committee may conduct personal interviews with the candidates it concludes are the most qualified. Any candidates recommended by shareholders will be evaluated in the same manner.
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APPENDIX B

THE TOCQUEVILLE TRUST

BOARD OF TRUSTEES POLICIES

It shall be the policy of the Board of Trustees of The Tocqueville Trust (the “Trust”) to conform to rules and form amendments adopted by the SEC relating to independence and effectiveness of independent investment company directors and to adhere to the general principles set forth in the 1999 Report of the Advisory Group on Best Practices for Fund Directors of the Investment Company Institute.

1.    Affiliation with Advisor, Principal Underwriter and Certain Affiliates

Former officers or directors, and “close family members” (e.g., aunt, uncle or cousin) of such persons, of the Trust’s investment adviser, principal underwriter or certain of their affiliates may serve as independent trustees of the Trust, however, the Board’s nominating committee, as part of the selection process, will carefully consider any such relationships and their potential impact on a candidate’s independence.

2.    Nominating Process by Independent Trustees

Independent trustees will be nominated and selected by the incumbent independent trustees.

3.    Independent Trustee Compensation

Independent trustees will establish appropriate compensation for serving on the Trust’s board and will review such compensation annually.

4.    Trust Ownership

Trustees of the Trust are encouraged to be shareholders of one or more underlying fund within the Trust (each, a “Fund” collectively, the “Funds”) that are compatible with each trustee’s personal and financial situation.

5.    Independent Counsel and Other Experts and Staff

Independent trustees will have investment company counsel who is independent from the investment advisor and the Trust’s other service
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providers. The independent trustees will consult with the Trust’s independent registered public accounting firm or other experts, as appropriate, when faced with issues that they believe require special expertise. Independent trustees will be affirmatively authorized to hire employees and others to help fulfill their fiduciary duties.

6.    Trustee Questionnaire

Trustees will complete an annual questionnaire on business, financial and family relationships with the service providers of the Trust and others that could affect their status as an independent trustee.

7.    Information Disclosure Requirements

Independent trustees will provide information (including identity, business experience, conflicts of interest, Fund ownership, etc.) as required by the SEC in the Statement of Additional Information and proxy filings.

8.    Retention of Certain Information

The Trust must retain copies of written materials that the trustees consider when approving each Fund’s advisory contract.

9.    Organization and Operation of Audit Committee

The Audit Committee will (1) be composed entirely of independent trustees, (2) meet with the Trust’s independent auditors at least once a year outside the presence of management representatives, (3) secure from the auditor an annual representation of its independence from management, and (4) have a written charter that spells out its duties, powers and methods of operation.

10.    Separate Meetings of Independent Trustees

Independent trustees meet separately from management at least once each quarter, including in connection with their consideration of each Fund’s advisory contract and the Trust’s, on behalf of its Funds, underwriting contract and otherwise as they deem appropriate.

11.    Insurance Coverage and Indemnification

Independent trustees shall review insurance on an annual basis as to its adequacy.

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12.    Unitary or Cluster Boards

Not applicable to the Trust.

13.    Retirement Policy

Independent trustees shall continue in office until December 31st of the year that they reach age 75 and if they would like to serve past age 75, all of the remaining independent trustees must vote unanimously to extend the term for such trustee for an additional year at the September Board meeting in the year in which they will turn 75. Each subsequent term thereafter must be approved annually at the September Board meeting.

14.    Evaluation of Board Performance

Trustees will annually review the effectiveness of the board and its committees and any other related board policy questions. The evaluation will include consideration of (i) the effectiveness of the board’s committee structure and (ii) whether the trustees have taken on the responsibility for overseeing too many funds. The substance of the evaluations will be recorded in the relevant board and committee minutes.

15.    Orientation and Education

New Trust trustees will receive appropriate orientation and all Trust trustees will keep abreast of industry and regulatory developments.
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THE TOCQUEVILLE TRUST C/O U.S. BANK GLOBAL FUND SERVICES P.O. BOX 701 MILWAUKEE, WISCONSIN 53201-0701	SCAN TO VIEW MATERIALS & VOTE
To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR code above. 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call toll-free 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                 V54572-S94381 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

	The Board of Trustees recommends you vote FOR the proposal:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

1.	To elect three (3) Trustees to the Board of Trustees.	☐	☐	☐

Nominees:
01) Mr. George Cooke, Independent Trustee 02) Mr. James W. Gerard, Independent Trustee 03) Mr. Vincent Sellecchia, Interested Trustee

2.	To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]	Date

	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders to be Held on August 30, 2024, or any
adjournment or postponement thereof. The Proxy Statement is
available at www.proxyvote.com.

The Tocqueville Fund

The undersigned shareholder of The Tocqueville Fund (the “Fund”), a series of The Tocqueville Trust (the "Trust"), hereby appoints Cleo Kotis and Jeffrey Zatakowsky and each of them, the attorneys and proxies of the undersigned, with power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on July 1, 2024, at a Special Meeting of Shareholders to be held at the office of The Tocqueville Asset Management L.P., 40 West 57th Street, 19th Floor, New York, NY 10019, August 30, 2024, at 10:00 a.m. Eastern Time, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE